UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 9, 2013

HUB GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-27754	36-4007085
(Commission File Number)	(I.R.S. Employer Identification No.)

3050 Highland Parkway, Suite 100
Downers Grove, Illinois 60515
(Address, including zip code, of principal executive offices)

(630) 271-3600
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2013 Annual Meeting of Stockholders of Hub Group, Inc. was held on May 9, 2013.  All six of the directors were re-elected with the following votes: David P. Yeager: 86,563,760 for, 930,970 votes withheld and no abstentions; Mark A. Yeager: 86,313,499 for, 1,181,231 votes withheld and no abstentions; Gary D. Eppen: 80,912,627 for, 6,582,103 votes withheld and no abstentions; Charles R. Reaves: 86,296,055 for, 1,198,675 votes withheld and no abstentions; Martin P. Slark: 85,696,691 for; 1,798,039 votes withheld and no abstentions; Jonathan P. Ward: 86,149,461 for, 1,345,269 votes withheld and no abstentions.

The advisory vote on executive compensation had the following results: 86,669,113 for, 822,753 against and 2,864 abstentions.

There were no broker non-votes as to any of the foregoing matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB GROUP, INC.

DATE: May 9, 2013	/s/ Terri A. Pizzuto
By: Terri A. Pizzuto
Title: Executive Vice President, Chief Financial Officer
and Treasurer